LOAN	12 Months Ended
Dec. 31, 2018
Statements [Line Items]
LOAN [Text Block]

13. LOAN

In September 2017, the Company received a loan from an arm’s length party in the amount of $119,565 (150,000 Cdn$) that is unsecured and bears interest at 8% per annum and is payable within one year. This loan was fully repaid during 2018, including accrued interest.

In June 2018, as part of the closing of the acquisition of Devon, the Company issued an unsecured non-interest bearing note in the amount $265,000, payable on demand, in satisfaction of the non-share component of the consideration for the Devon acquisition. As at December 31, 2018, the balance of $40,041 was outstanding.